Exhibit 1



                           JOINT FILING AGREEMENT



     This will confirm the agreement by and among all the undersigned that the Amendment No. 3 to Schedule 13D filed on or about this date and any further amendments to the Schedule 13D with respect to beneficial ownership by the undersigned of shares o0f the Common Stock, par value $0.001 per share, of Krause's Furniture, Inc., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1 (k) (1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



Dated:  January 24, 2000




                                      GENERAL ELECTRIC CAPITAL CORPORATION


                                      By: /s/ Michael E. Pralle
                                         ---------------------------------
                                         Name:  Michael E. Pralle
                                         Title: Vice President


                                      GE CAPITAL EQUITY INVESTMENTS, INC.


                                      By: /s/  Michael E. Pralle
                                         ---------------------------------
                                         Name:   Michael E. Pralle
                                         Title: President/General Manager


                                      GENERAL ELECTRIC CAPITAL SERVICES, INC.



                                      By: /s/ Michael E. Pralle
                                         ---------------------------------
                                         Name:    Michael E. Pralle
                                         Title:  Attorney-in-fact*


                                      GENERAL ELECTRIC COMPANY



                                      By: /s/  Michael E. Pralle
                                         ---------------------------------
                                         Name:   Michael E. Pralle
                                         Title:  Attorney-in-fact*



*    Pursuant to a Power of Attorney attached to the Amendment No. 3 to
     Schedule 13D.